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                        THIS PURCHASE AGREEMENT BETWEEN:


PEI PIONEER EXPLORATION INC.
#620 - 800 West Pender Street
Vancouver, BC
V6C 2V6
Attention:  Tom Brady
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and


DAVID DEERING
7954 - 18th Avenue
Burnaby, BC
V3N 1J6



                   Re: SALE AND Acquisition of Mineral Claims,
                      SOUTHWESTERN BRITISH COLUMBIA, CANADA

The following terms and conditions are applicable for the sale of 3 mineral claims near Yale, British Columbia, Canada by David Deering (herein after referred to as "DD") to PEI Pioneer Exploration Inc. (herein after referred to as "PEI"). Both DD and PEI agree to the following:

a) DD will transfer title to three (3) mineral claims listed in Exhibit "A" and outlined in Exhibit "B" to PEI within 60 days of this agreement. These claims are contiguous hard rock mineral claims covering _____ hectares.

b) DD will provide to PEI within 60 days of this agreement a geological report summarizing the mineral claims, particulars of recent sampling and geological investigation, copies of all records, a budget for further work and recommendations, and all other information and material relevant to a geological report requisite for filing with the regulatory bodies.

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c)       DD will ensure that the claims shall be maintained in good standing for up to 3 months from the date of agreement and can provide geological consulting services for the claims. All assessment costs are the responsibility of PEI.

d) DD shall sell 100% (one hundred percent) interest in the claims to PEI subject to a 2% Net Smelter Royalty (NSR) for a total of $7,500. of which $3,750 is due within 60 days of signature and the balance of $3,750 due within 180 days of signature.

PEI shall:

i)       Pay $3,750 to DD on or before October 25, 2005.

ii) Provide the name and number of an individual or corporate Free Miner Certificate to transfer the claims into.

iii)     Pay $3,750 to DD on or before February 25, 2006.

By signature witnessed below, the undersigned hereby acknowledge that they have read and understood and agree to the aforementioned terms.

Dated at Vancouver, British Columbia, Canada this _____ day of ______________, 2005.




-------------------------------             -----------------------------
per PEI Pacific Exploration Inc.                              David Deering

Witness                                              Witness

-----------------------------               -----------------------------

-----------------------------               -----------------------------
Print name                                                    Print Name
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Footnotes to Agreement

1) All dollar figures are denoted in the currency of the United States of America.

2) The total to be paid by PEI to DD, or his agents or appointed third parties, for the claims is $7,500 inclusive of assessment.

3) To maintain claims in British Columbia annual assessment work is required of $0.40 per hectare (CDN) in year 1-3 per claim, followed by $0.80 per hectare thereafter. There is a filing fee of $0.04 per hectare.

4)       Attached are definitions of NSR.


















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Advance Royalty Payments means from time to time payments to the Optionor by the
Optionee before Commencement of Commercial Production of Minerals.

Commencement of Commercial Production, with respect to Minerals or Rock, as the case may be, means:

(a) if a mill is located on the subject property, the last day of a period of forty (40) consecutive days in which, for not less than thirty (30) days, the mill processed Mineral or Rock from the Property at 60% of its rated capacity; or

(b) if no Mill is located on the Property, the last day of the first period of thirty (30) consecutive days during which Mineral or Rock has been shipped from the Property on a reasonably regular basis for the purpose of earning revenues; or

(c) with respect to Rock, following the 30th day of extraction for commercial use.

No period of time during which ore or concentrate is shipped from the Property for testing purposes or during which milling operations are undertaken as initial tune-up will be taken into account in determining the date of Commencement of Commercial Production.

Gross Rock Revenue means, for any period, the gross proceeds received by the Optionee in that period from the sale of Rock produced from the Property less any treatment, beneficiation or other changes or penalties deducted by the purchase to whom such Rock is shipped, less:

(a) all costs of the Optionee associated with such sales involving handling, weighing, sampling, determination of water content, insuring, packaging and transporting Rock;

(b)              the costs of marketing, including rebates or allowances made or given; and

(c) any sales, severance, gross production, privilege or similar taxes (other than income taxes or mining taxes based on income).

Minerals means the ores or concentrates of minerals, as that term is defined in the Mineral Tenure Act (British Columbia), and the rock that is part of such ores and concentrates sold by the Optionee.

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Net Smelter Return means, for any period the difference between:

         (a)      the sum of:

              (i) the gross proceeds received by the Optionee in that period from the sale of Minerals produced from the property to a party that is arm's length to the Optionee, or that would have been received by the Optionee if the purchase of the Minerals were at arm's length to the Optionee; and

             (ii) in the case of the sale of Minerals that are ores that have not been processed in a Mill, the estimated cost that would have been incurred in crushing and beneficiating such Minerals in a Mill as agreed by the parties or otherwise determined by a competent mining or metallurgical engineer;

and

         (b)      the sum of:

             (i)           all amounts paid on account of Advance Royalty
                           Payments;

             (ii) any insurance costs in connection with shipping such Minerals;

             (iii)         any costs of transport;

             (iv) all costs of the Optionee associated with such sales involving handling, weighing, sampling, determination of water content, insuring and packaging;

             (v) the costs of marketing, adjusted for rebates or allowance made or given;

             (vi) any sales, severance, gross production, privilege or similar taxes (other than income taxes or mining taxes based on income) assessed on or in connection with the Minerals or the value thereof; and

             (vii) any treatment, beneficiation or other charges or penalties deducted by any smelter or refinery to which such Minerals are shipped that have not been previously deducted in the computation of gross proceeds.
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Net Smelter Royalty means the percentage of Net Smelter Return from time to time payable to the Optionor after Commencement of Commercial Production from the sale of Minerals.

Rock means all substances that are mined from the Property and sold by the Optionee that are not Minerals.

Rock Royalty means the amount of royalty from time to time payable to the Optionor after Commencement of Commercial Production from the sale of Rock pursuant to Section 11.06.



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                                   Exhibit A:

                             Claim Transfers and FMC






SEE ATTACHED PDF FILE  EXHIBIT 10.1 PDF











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                                   Exhibit B:

                                    Claim Map




SEE ATTACHED PDF FILE  EXHIBIT 10.1 PDF